Exhibit 99

Latham Group Zephyrhills, FL Site Visit November 20, 2024

Disclaimer

Forward-looking Statements

Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation other than statements of historical fact may constitute forward-looking statements, including statements regarding our future operating results, sales revenue, earnings and financial position, our business strategy and plans, such as our Sand State strategy, the growth of our automatic safety covers and the potential benefits of our Measure by Latham introduction, business and market trends, including potential new pool starts, our objectives for future operations, macroeconomic and geopolitical conditions, the implementation of our lean manufacturing, value engineering and other cost reduction activities, and the sufficiency of our cash balances, working capital and cash generated from operating, investing, and financing activities for our future liquidity and capital resource needs. These statements involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of our control, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including: unfavorable economic conditions and related impact on consumer spending; adverse weather conditions impacting our sales, and can lead to significant variability of sales in reporting periods; our ability to successfully execute our strategy to increase product sales in the Sand States (Florida, Texas, Arizona, Nevada and California); our ability to inform prospective customers of the advantages of fiberglass swimming pools and our other products and influence their purchase decisions; natural disasters, including resulting from climate change, geopolitical events, war, terrorism, public health issues or other catastrophic events; competitive risks; our ability to attract, develop and retain highly qualified personnel; inflationary impacts, including on consumer demand; our ability to source raw materials and components for manufacturing our products; our ability to collect account receivables from customers; our ability to keep pace with technological developments and standards, such as generative artificial intelligence; the consequences of industry consolidation on our customer base and pricing; interruption of our production capability at our manufacturing facilities from accident, fire, calamity, regulatory action or other causes; product quality issues, warranty claims or safety concerns such as those due to the failure of builders to follow our product installation instructions and specifications; delays in, or systems disruptions issues caused by the implementation of our enterprise resource planning system; cyber-security breaches and data leaks, and our dependence on information technology systems; compliance with government regulations; our ability to obtain transportation services; the protection of our intellectual property and defense of third-party infringement claims; international business risks; and our ability to secure financing and our substantial indebtedness; and other factors set forth under "Risk Factors" and elsewhere in our most recent Annual Report on Form 10-K and subsequent reports we file or furnish with the SEC. Moreover, we operate in a very competitive and rapidly changing environment, and new risks emerge from time to time that may impair our business, financial condition, results of operations and cash flows.

Although we believe that the expectations reflected in the forward-looking statements are reasonable and our expectations based on third-party information and projections are from sources that management believes to be reputable, we cannot guarantee future results, levels of activities, performance or achievements. These forward-looking statements reflect our views with respect to future events as of the date hereof or the date specified herein, and we have based these forward-looking statements on our current expectations and projections about future events and trends. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date hereof. We anticipate that subsequent events and developments will cause our views to change. Our forward-looking statements further do not reflect the potential impact of any future acquisitions, merger, dispositions, joint ventures or investments we may undertake.

Non-GAAP Financial Measures

This presentation includes Adjusted EBITDA on a historical and pro forma basis, and Adjusted EBITDA Margin, which are non-GAAP financial measures. Our pro forma presentation gives effect to the Coverstar Central, LLC ("Coverstar Central") acquisition as if it occurred as of January 1, 2023. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to GAAP financial measures and should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. A reconciliation of Latham's projected Adjusted EBITDA and Adjusted EBITDA Margin to directly comparable GAAP financial measures are not available without unreasonable effort due to uncertainty related to our future income tax expense (benefit). Reconciliations of directly comparable GAAP financial measures to our historical non-GAAP financial measures can be found in the Appendix to this presentation.

For the definitions of certain non-GAAP financial measures, how such non-GAAP financial measures provide useful information to investors, how management utilizes them and the limitations on their use, see our earnings release issued as of November 5, 2024.

latham Group 2 SWIM | Nasdaq Listed

On - Site Agenda President & CEO CFO Scott Rajeski Oliver Gloe Business & Financial Overview Director of Sales, Sand States Josh Rickaby Accelerating the Sand State Strategy Technical Field Specialist President & CEO, Concord Pools & Spas Director of Strategy, Concord Pools & Spas Wayne Hoban Jon Foshee Gregg Pidgeon Building the Fiberglass Dealer Network: Dealer Training Conversation with a Dealer All Presenters Q&A COO VP, Fiberglass Operations Sanjeev Bahl Steve Miller Facility Tour All Presenters Wrap - Up & Final Q&A

Business & Financial Overview

5 Year - To - Date Accomplishments Completed accretive acquisition , paid for with cash on hand On track to outperform the market again in 2024 Increased investments to position Latham for future growth Continue to gain production efficiencies that have structurally changed our cost base Retained a strong financial position $

28% 11% 11% 17% 33% Non - Sand States 24K Pools Florida 20K Pools Arizona 8K Pools California 12K Pools Texas 8K Pools 2023 Pool Starts by State (2) (1) 2023 PK Data (2) Estimated based on permit data (3) Latham Fiberglass pool share in the US 2023 Latham Fiberglass Poo ls (3) ~15% ~85% Sand State Strategy | Driving Fiberglass Adoption 6 Total Pool Sales 72K Total Pools 2023 New In - Ground Pools by State (1) Sand States Non - Sand States Vast Majority of In - Ground Pool Sales Happen in the Sand States - FL, TX, AZ & CA

Sand State Strategy | Key Priorities

1 **Expanding the Pool Dealer Base**
- Driving pool builder expansion and development
- Opportunities to “stand up” new builders and convert concrete builders to Fiberglass

2 **Targeting Master Planned Communities (MPC’s)**
- Massive opportunity in Master Planned Communities; ~30K new homes constructed in Master Planned Communities in 2023
- 75% of largest Master Planned Communities found in Florida and Texas

3 **Aligning Products with Demand**
- Rectangular shapes, pool/spa combos, and plunge pools are increasingly popular in the Sand States
- Extending pool model offerings to meet this demand

4 **Marketing to Consumers & Builders**
- Highlight Fiberglass benefits to consumers: faster installation, lower cost of ownership than concrete
- Highlight Fiberglass benefits to builders: more profitable, faster to scale than concrete
- Launched a new Fiberglass marketing campaign – “Get Out Of The Stone Age” (GOOTSA) – with plans to broaden its reach in 2025



latham Group 7 SWIM | Nasdaq Listed

Productivity Gains | Cost Structure 8 $1 $1 $2 $2 $3 $4 $4 $6 $6 $3 $2 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Lean Manufacturing / Value Engineering Restructuring Drove Meaningful Cost Structure Improvements Since 2023 (in millions) $7 $7 $5 $4

Zephyrhills Productivity Gains | Lean Manufacturing & Value Engineering 9 Lean Manufacturing : Product Flow Value Engineering : Fabric Utilization Before Kaizen After Kaizen Lean Manufacturing improvements: • >50% reduction in shell travel time • Lower forklift / crane wear and tear • Improving operator safety 53 miles in part travel reduction / year Before Initiative After Initiative Value Engineering improvements: • Reduction in the variation of cut lengths • Higher consistency of cuts • Reduction in floor space at production 50 lbs. of fabric & resin reduction / pool

10 Latham Key Growth Drivers Accelerating Fiberglass Share Gain in the Sand States along with ongoing market penetration 1 Continuing to Drive Awareness and Adoption of Automatic Safety Covers 2 Full Roll - Out of “Measure by Latham” for Pool Liners & Winter Covers 3 Our goal of continuing to outperform the market Significant long - term growth in Net Sales & Adjusted EBITDA These Drivers Support:

Impact of Growth Initiatives & Production Efficiencies 11 (1) Historical pool starts determined from PK Data; 2024 and beyond are based on management estimates. (2) Unaudited (3) Management model (4) 25 - year average (1999 - 2024) (5) See Appendix for reconciliation of Adjusted EBITDA. Adjusted EBITDA Margin is Adjusted EBITDA divided by Net Sales. $36 $61 $80 ~ $160 $223 $318 $505 ~ $750 2015 2019 2024 est. Future Adj. EBITDA 61K Pool Starts 78K Pool Starts 61K Pool Starts ~78K Pool Starts 16% 19% 16% 21% (in millions, except for Adjusted EBITDA Margin) Growth Trajectory Adj. EBITDA % (2) (3) LT Average: 100K Pool Starts (4) 61 67 75 80 78 96 117 98 72 61 ~78 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Future (in thousands) US Pool Starts (1) (2) Initiatives 1. Drive growth in Fiberglass share in the Sand States 2. Drive growth in Automatic Safety Covers , aided by the Coverstar Central acquisition 3. Drive growth in pool Liners and Covers, aided by the full roll - out of “Measure by Latham” 4. Continued impacts of Lean Manufacturing & Value Engineering (3) (3) Net Sales (5) (5)

Accelerating the Sand State Strategy

Converting Concrete Dealers to Fiberglass “Standing Up” New Dealers Increasing Productivity of Existing Dealers Expanding Fiberglass Penetration 13 • Engaging with existing dealers to provide training on productivity enhancement • Targeting to increase number of pools built per year, per dealer • Removing obstacles to Fiberglass adoption via training and education • Highlighting advantages of Fiberglass for dealers: speed, efficiency, scalability, cash flow • Exploring new channels through which to increase the installation base, ex: pool services companies, landscaping companies Keys to Fiberglass Penetration in the Sand States: • Creating Installation Capacity • Increasing Consumer & Builder Awareness

Marketing to Consumers & Builders 14 Marketing to Consumers & Builders • Fiberglass benefits to consumers : faster installation, lower cost of ownership than concrete • Fiberglass benefits to builders : more profitable, faster to scale than concrete • New Fiberglass marketing campaign – “Get Out Of The Stone Age” (GOOTSA) – in targeted areas around Master Planned Communities Keys to Fiberglass Penetration in the Sand States: • Creating Installation Capacity • Increasing Consumer & Builder Awareness “GOOTSA” Campaign Example

Targeting FL and TX Master Planned Communities

Sand State Master Planned Communities Present A Massive Growth Opportunity

2025 Focus: Babcock Ranch (FL) & Silverado (TX)



Silverleaf
The Villages
Miranda
Viera
Lakewood Ranch
Wellen Park
Babcock Ranch
Traditional
Ave Maria
Master Planned Community
Top Communities
Silverado
Mission Ridge
Marvida
Bridgeland
Santa Rita
Sunterra
Baytown

2025	BABCOCK RANCH	Silverado	The Villages	SUNTERRA
2026	LAKEWOOD RANCH FLORIDA	BRIDGELAND	WELLEN PARK	MARVIDA
2027	SILVERLEAF	BAYTOWN CROSSINGS		

latham Group
15
SWIM | Nasdaq Listed

Building the Fiberglass Dealer Network: Dealer Training

Benefits of Fiberglass Installation vs. Concrete 17 Control Over The Entire Installation Environment Not Reliant On Multiple Sub - Contractors Faster Installation From Start To Finish Vastly Improved Consumer Experience

Dealer Bootcamp | Training for Installation 18 Total 2024 (2) 2023 2022 2021 (1) 2020 Bootcamp 54 18 11 8 11 6 Number of Training Events 468 103 121 71 65 108 Fiberglass Bootcamps 188 51 34 54 34 15 Packaged Pool Bootcamps 656 154 155 125 99 123 Total Bootcamp Dealer Participants Hands - On Installation Instruction Available at On - Site Training Center in Zephyrhills, FL (1) Virtual (2) Additional two Fiberglass Bootcamps scheduled for December 2024 Number of Dealers

Building the Fiberglass Dealer Network: A Conversation with A Dealer

Achievements & Highlights • Ranked in the Top 1% of pool builders nationwide (1) • More than 100 Fiberglass pools installed per year • Vertically integrated business model; positioning for “portability” – growth beyond the New York market Company History • Established in 1972 • Headquartered in Latham, NY • Recognized as an industry - leading pool builder and pioneer of innovation Key Operational Efforts • Several showrooms and pool centers; open year - round • Highly trained, professional staff • Superior commitment to Quality, Service & Reputation Concord Pools & Spas 20 About Concord (1) Ranked as one of Pool & Spa News’ Top 50 Builders of 2024, out of more than 16,000 pool builders in the US, as estimated by I BIS World.

Best Fiberglass Pools in the Market Benefits of Market Intelligence Leading Technological Innovation Partnering for Growth 21 Partnering with Latham • Latham’s Fiberglass pools are feature - rich with high - quality finishes and unmatched warranties • Real - time responsiveness from the industry’s largest in - ground pool manufacturer leads to the development of products that meet current market demand • Latham is an early developer and adopter of tools that drive business development and efficiency in the field • Latham acts as a business partner – unique in the pool industry – to drive growth for both Latham and their dealers

Babcock Ranch

BABCOCK RANCH



About Babcock

Key Highlights

- Babcock Ranch is a Master Planned Community located in Southwest Florida
- Targeting young millennials, growing families, empty nesters, and retirees
- The site sits on 17K acres of land, and will ultimately include 19.5K homes, developed by 10 unique builders
- At build-out, Babcock Ranch will offer up to 6M sq. ft. of retail, commercial, medical facilities, schools, hotels, office space, and over 100 miles of trails
- 4K homes sold as of May 2024
- The upcoming development "MidTown" will introduce six new neighborhoods, more amenities, and a shopping center

Fiberglass Opportunity

- ~60% of homes install a pool withing 18 months of being built

(1) Concord Pools & Spas estimates

latham Group 22 SWIM | Nasdaq Listed

Marketing Investment in Master Planned Communities 23 Marketing Investment Marketing Activities • Sponsored events at Master Planned Communities • Showcases Fiberglass pool benefits • Reaches thousands of potential pool owners • Educational seminars, “Why Fiberglass?” • “GOOTSA” marketing campaign launching in FL in Q1 • Ripple effect of each Fiberglass pool installation; fast installation generates interest from neighbors • Opening Design Center showcasing Fiberglass pools Concord Design Center

Q&A

Appendix

(a) Represents the cost of shutting down production and warehouse facilities in Decatur, Georgia and Mississauga, Ontario, Canada , i ncluding the cost to transfer and dispose of property and equipment and involuntary workforce reductions. Also includes severance and other costs for our executive management changes. (b) Represents management fees paid to our Principal Stockholders in accordance with our arrangement. (c) Represents foreign currency transaction (gains) and losses associated with our international subsidiaries and changes in the fai r value of the contingent consideration recorded in connection with the acquisition of Narellan . (d) Represents fees paid to external consultants for our strategic initiatives, including our rebranding initiative. (e) Represents acquisition and integration costs primarily related to the acquisition of Narellan in 2019 and the Wynnchurch acquisition of Latham in 2015, as well as other costs related to a transaction that was abandoned. (f) Other costs consist of other discrete items as determined by management, primarily including: ( i ) fees paid to external advisors for various matters, (ii) non - cash adjustments to record the step - up in the fair value of inven tory related to the acquisition by Pamplona and the acquisition of Narellan , which are amortized through cost of sales in the annual consolidated statements of operations, and (iii) other items. Non - GAAP Reconciliations Adjusted EBITDA and Adjusted EBITDA Margin 26 Year Ended December 31, 2015 (unaudited) 2019 (in thousands) (9,992) $ 7,457 $ Net (loss) income 14,466 21,659 Depreciation and amortization 8,228 22,639 Interest expense 3,384 (4,671) Income tax expense (benefit) — 680 Loss on sale and disposal of property and equipment — 980 Restructuring charges (a) 539 500 Management fees (b) — 808 Stock - based compensation expense 505 (300) Unrealized losses (gains) on foreign currency transactions  (c) 587 964 Strategic initiative costs (d) 11,696 3,612 Acquisition and integration related costs (e) 6,703 6,722 Other (f) 36,116 $ 61,050 $ Adjusted EBITDA 223,103 $ 317,975 $ Net sales (4.5)% 2.3% Net (loss) income margin 16.2% 19.2% Adjusted EBITDA margin

Fiberglass Pool Installation Process 27 Video: Ease of Fiberglass Pool Installation